UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2005


                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Nevada                   000-50221               88-0462762
    (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)


  Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland      20852-4821
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (301) 984-1566

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

      (a) On February 17, 2005, the Registrant sold 3,632,726 shares of Common Stock, $.001 par value.

      (b) The Registrant did not publicly offer any Securities. It conducted a private placement to its existing Class A and Class B warrantholders.

      (c) The Company issued 3,632,726 shares for gross proceeds of $296,000. In addition, for each $10,000 invested an investor exchanged 135,136 Class A Warrants and 135,136 Class B Warrants that comprised one Unit in the Registrant's 2004 Private Placement. There were no underwriting discounts and commissions paid.

      (d) The Registrant relied on Section 4(6) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as all investors were accredited investors.

      (e)   Not Applicable

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.      None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INFORMEDIX HOLDINGS, INC.

Date:   February 23, 2005                            By:/s/ Bruce A. Kehr
                                                     ---------------------------
                                                     Bruce A. Kehr
                                                     Chief Executive Officer